UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 13, 2006

Realogy Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32852 (Commission File Number)	20-4381990 (IRS Employer Identification No.)

One Campus Drive Parsippany, NJ (Address of Principal Executive Offices)	07054 (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-1.1: PURCHASE AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 Entry Into a Material Definitive Agreement.
      On October 13, 2006, Realogy Corporation (“Realogy”) entered into a Purchase Agreement with J.P. Morgan Securities Inc. and Barclays Capital Inc., as representatives of the initial purchasers named therein (the “Initial Purchasers”), for the sale by Realogy of $1.2 billion aggregate principal amount of senior notes (the “Notes”). The Notes to be sold are comprised of three series: $250 million of floating rate senior notes due October 20, 2009 (the “2009 Notes”), $450 million of senior notes due October 15, 2011 (the “2011 Notes”), and $500 million of senior notes due October 15, 2016 (the “2016 Notes”). Subject to certain conditions set forth in the Purchase Agreement, the Initial Purchasers will purchase the 2009 Notes from Realogy at 99.700% of their principal amount, the 2011 Notes at 99.333% of their principal amount and the 2016 Notes at 99.322% of their principal amount, in each case plus accrued interest from October 20, 2006. The placement of the Notes is expected to close on October 20, 2006.
      The notes are being offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws. The Notes may not be offered or sold except under an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. The Purchase Agreement, which is filed as Exhibit 1.1 hereto, is incorporated herein by reference.
Item 8.01 Other Events.
      On October 13, 2006, Realogy issued a press release announcing the pricing of the Notes. The 2009 Notes will have an interest rate equal to three-month LIBOR plus 0.70%; the 2011 Notes will have a fixed interest rate of 6.15% per annum; and the 2016 Notes will have a fixed interest rate of 6.50% per annum. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
      (d) Exhibits.

Exhibit No.	Description
Exhibit 1.1	Purchase Agreement, dated October 13, 2006, by and among Realogy Corporation and J.P. Morgan Securities, Inc. and Barclays Capital Inc., as representatives of the initial purchasers named therein.
Exhibit 99.1	Press Release of Realogy Corporation dated October 13, 2006

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

	By:	/s/ C. Patteson Cardwell, IV

C. Patteson Cardwell, IV
Executive Vice President and General Counsel

Date: October 16, 2006

REALOGY CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated October 13, 2006
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Purchase Agreement, dated October 13, 2006, by and among Realogy Corporation and J.P. Morgan Securities, Inc. and Barclays Capital Inc., as representatives of the initial purchasers named therein.
Exhibit 99.1	Press Release of Realogy Corporation dated October 13, 2006